Exhibit 99.1

THIS NOTE AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

10% SECURED CONVERTIBLE SUBORDINATED NOTE
DUE ________

US $	August 24, 2011 No.

FOR VALUE RECEIVED, New Leaf Brands, Inc., a Nevada corporation (the "Company"), hereby unconditionally promises to pay to the order of _______(the "Holder"), or its assigns, the aggregate principal sum of _______________ United States Dollars   (        ), together with interest on the unpaid principal balance of this 10% Secured Convertible Subordinated Note (this "Note") at a rate equal to ten percent (10%) (computed on the basis of the actual number of days elapsed in a 360-day year) per annum (the "Interest Rate") on the Maturity Date.  Interest shall accrue from the date hereof and shall continue to accrue on the outstanding principal balance of this Note until paid in full or converted.  Except as expressly provided herein, all payments of principal and interest by the Company under this Note shall be made in United States dollars in immediately available funds to an account specified by the Holder.

In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Company, then such excess sum shall be credited by the Holder as a payment of principal.

This Note is one of a series of Notes (the "Notes") of like tenor issued by the Company to the Secured Holders (as defined below).

1.           Definitions.  Capitalized terms used herein shall have the respective meanings ascribed thereto in the Purchase Agreements unless otherwise defined herein.  Unless the context otherwise requires, when used herein the following terms shall have the meaning indicated:

"Affiliate" means with respect to any person or entity, any person or entity, which directly or indirectly, controls, is controlled by, or is under common control with such person or entity, as the case may be.

"Common Stock" means the Company’s Common Stock, $.001 par value per share.

"Conversion Shares" means the shares of the Company’s Common Stock issuable upon conversion of this Note.

"Liquidation Event" means any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary.

"Majority of Holders" means the holders of more than 50% of the outstanding aggregate principal amount of the Notes.

"Maturity Date" means __________, subject to Section 3(b) hereof.

"Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

"Secured Holders" means ____________________.

2.           Transfer.  This Note is transferable and assignable by the Holder only to any Person approved, in writing, by a Majority of Secured Holders, provided, however, no approval shall required in connection with any transfer or assignment of this Note to an Affilate of the Holder in compliance with applicable securities laws.  Upon such approval, the Company agrees to issue from time to time a replacement Note in the form hereof to facilitate such transfers and assignments.  In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Company, the Company also agrees to promptly issue a replacement Note if this Note is lost, stolen, mutilated or destroyed.

3.           Payment of Principal and Interest; Prepayment.

(a)            Interest on this Note shall accrue from the date hereof and shall be payable, in arrears, on the Maturity Date, unless prepaid pursuant to Section 3(b) hereof or earlier converted pursuant to Section 4 hereof.

(b)            The Company shall not prepay all or any portion of the principal amount or accrued but unpaid interest on this Note without the prior written consent of the Holder; provided however, that, in connection with and upon a Liquidation Event, all or a portion of the principal amount of this Note, plus accrued but unpaid interest hereon, may be prepaid at the election of the Company or may be required to be prepaid by the Holder.  To the extent that the Company or the holders of Notes elect to have the Notes prepaid, any prepayments shall be paid pro rata to all Secured Holders of Notes and shall be applied first to the payment of accrued but unpaid interest (pro rata based on the amount of interest owed) and then to principal.  Without limiting the foregoing, if the Company elects to prepay any Note in connection with a Liquidation Event, it must elect to prepay all Notes on a pro rata basis.

4.           Conversion.

(a)            At any time during the period commencing on October 1, 2011 and ending on the Maturity Date, at the option and upon the written election of the Company in accordance with Section 4(c) hereof, the outstanding principal and accrued but unpaid interest on this Note may be converted into Common Stock at a conversion price equal to $.05 per share.  Upon such conversion, the Company shall issue to the Holder a stock certificate representing the shares of Common Stock issued pursuant to this Section 4(a); provided, however, that the Company shall not be obligated to issue certificates evidencing such shares of Common Stock, issued pursuant to this Section 4(a) unless this Note is delivered to the Company for cancellation, or the Holder notifies the Company that this Note has been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Company to indemnify the Company for any loss incurred by it in connection with the loss, theft or destruction of this Note.

(b)            No fractional shares shall be issued upon any conversion of this Note into Common Stock, as applicable, pursuant to Section 4(a) hereof.  If any fractional share of Common Stock, as applicable, would be delivered upon such conversion, the Company, in lieu of delivering such fractional share, shall pay to the Holder an amount in cash equal to the allocable portion of the price per share of such fractional share of Common Stock.  The Company covenants that all shares of Common Stock issued pursuant to Section 4(a) hereof will be duly and validly issued and fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

(c)            In order to exercise its election to convert the outstanding principal and accrued but unpaid interest on this Note into Common Stock, the Company shall provide written notice to the Holder of its election (if Company so elects) to convert the outstanding principal and accrued but unpaid interest on this Note pursuant to Section 4(a) hereof at least two (2) business days prior to the proposed date of such conversion.

(d)            Upon any taking by the Company of a record of the holders of any class or series of securities for the purpose of determining the holders thereof who are entitled to vote with respect to any Liquidation Event, the Company shall provide notice to the Holder at least ten (10) business days prior to the record date specified therein (or such shorter period approved by a Majority of Holders) specifying (i) the date on which any such record is to be taken for the purpose of determining stockholders entitled to vote with respect to any such Liquidation Event and (ii) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Liquidation Event.

(e)            In addition to the notice described in Section 4(d), the Company shall provide notice to the Holder of any Liquidation Event, as applicable, at least ten (10) business days prior to the consummation of such event (the "Corporate Event Notice").  The Corporate Event Notice shall set forth all material facts and terms relating to such Liquidation Event, including without limitation, as applicable: (i) the nature, amount, terms and conditions of payment, if any, to the holders of Common Stock in connection with any such Liquidation Event, (ii) the date on which such Liquidation Event is expected to be consummated, (iii) the procedures that must be followed (and the latest date that such procedures must be completed) in order for the Holder to effect a conversion of this Note into shares of Common Stock, and (iv) a statement as to whether the Company has elected to prepay this Note in connection with the Liquidation Event pursuant to Section 3(b) hereof.  The Corporate Event Notice shall also provide the Holder with the option to require the Company to prepay this Note pursuant to Section 3(b) hereof.  Upon receipt of the Corporate Event Notice, the Holder shall promptly (but in any event at least two (2) business days prior to the consummation of the Liquidation Event) provide written notice to the Company of its election (if Holder so elects) to have this Note prepaid pursuant to Section 3(b) hereof.

5.           Subordination.  Holder  hereby agrees to subordinate, and does hereby subordinate the payment by the Company of the indebtedness evidenced by this Note, together with any and all interest accrued or to accrue thereon, and any further loans or advances to the Company by Holder (all such existing or future indebtedness, including any obligations which may be created by the conversion or modification of such indebtedness referred to herein as the "Holder Indebtedness"), to the payment of any and all obligations and indebtedness, direct or contingent ("Senior Indebtedness") of the Company to any lender providing the Company with purchase—money financing relating to particular purchase orders for goods and services required by the Company in the ordinary course of its business and/or factoring arrangements and any other lender approved by the Majority of Holders (the "Senior Creditors").  In furtherance thereof, Holder does hereby agree not to ask for, demand, sue for, take or receive all or any part of the Holder Indebtedness, unless and until all obligations of the Company to the Senior Creditors with respect to the Senior Indebtedness, whether now existing or hereafter arising, shall have been paid in full.  Nothing herein shall prohibit or prevent (i) the conversion of the Notes in accordance with their terms into equity of the Company or (ii) the exercise by Holder of all of its rights and remedies as an equity holder of the Company, and no consent of the Senior Creditors shall be required in order to effectuate such conversion.  Holder further subordinates all of its right, title, and interest in, to or under any and all property securing the Holder Indebtedness, to any interest which the Senior Creditors may have in such property, notwithstanding the respective dates of attachment or perfection of such security interests.  Holder agrees that upon any distribution of the assets, or readjustment of indebtedness of the Company, whether by reason of liquidation, dissolution, bankruptcy, reorganization, receivership or any other action or proceeding involving the readjustment of all or any of the Holder Indebtedness, or the application of assets of the Company to the payment or liquidation thereof, the Senior Creditor shall be entitled to receive payment in full of any and all obligations then owing to the Senior Creditors by the Company, prior to the payment of all or any part of the Holder Indebtedness; and Holder further agrees to execute and deliver any subordination agreement which may be required by any Senior Creditor necessary or expedient in order to effectuate the provisions of this Section 5.  In the event of any inconsistency between this Note and any such subordination agreement, such subordination agreement shall control.

6.           Event of Default.  The occurrence of any of following events shall constitute an "Event of Default" hereunder:

(a)            the failure of the Company to make any payment of principal on this Note when due, whether at maturity, upon acceleration or otherwise;

(b)            the failure of the Company to make any payment of interest on this Note, or any other amounts due under the Notes when due, whether at maturity, upon acceleration or otherwise,

(c)            acceleration of any Senior Indebtedness, which acceleration is not rescinded within ten (10) days;

(d)            the Company or a subsidiary makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company or a subsidiary as bankrupt or insolvent; or any order for relief with respect to the Company or a subsidiary is entered under the Federal Bankruptcy Code or any other bankruptcy or insolvency law; or the Company or a subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or a subsidiary or of any substantial part of the assets of the Company or a subsidiary, or commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company or a subsidiary and either (i) the Company or such subsidiary by any act indicates its approval thereof, consents thereto or acquiescence therein or (ii) such petition application or proceeding is not dismissed within twenty (20) days;

(e)            if any representation or warranty of the Company made herein or in any of the other Notes or other document executed by the Company in connection with the Notes shall prove to have been false or misleading in a material respect when made or furnished; or

(f)            if the Company fails to observe or perform in any material respect any of its covenants contained in the Notes and such failure continues for more than twenty (20) days.

Upon the occurrence of any such Event of Default all unpaid principal and accrued interest under this Note shall become immediately due and payable (i) upon election of a Majority of Holders, with respect to (a) through (c) and (e) and (f), and (ii) automatically, with respect to (d).  Upon the occurrence of any Event of Default, the Holder may, in addition to declaring all amounts due hereunder to be immediately due and payable, pursue any available remedy, whether at law or in equity, including, without limitation, exercising its rights under this Note.  If an Event of Default occurs, the Company shall pay to the Holder the reasonable attorneys' fees and disbursements and all other reasonable out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder’s rights and remedies hereunder.

7.           Representations And Warranties of the Company.

(a)            Reservation of Shares.  The Company has reserved a sufficient number of shares of Common Stock necessary for issuance upon the conversion of the Notes.

(b)            Offering Valid.  Assuming the accuracy of the representations and warranties of Holder contained in Section 8 hereof, the offer, sale and issuance of the Notes and the issuance of Conversion Shares upon conversion of the Notes will be exempt from the registration requirements of the Securities Act, and will be registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.  Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Notes to any person or persons so as to bring the sale of such Notes by the Company within the registration provisions of the Securities Act or any state securities laws.

8.            Investment Representations.  By its accpetance of this Note, Holder acknowledges that this Note and the Conversion Shares have not been registered under the Securities Act.  Holder also understands that the Holder Note and the Conversion Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Holder's representations set ofrth below.  By its accpetance of this Note, Holder hereby represents and warrants as follows:

(a)            Holder Bears Economic Risk.  Holder has substantial experience in financial and business matters and in evaluating and investing in private placement transactions of securities in companies similar to the Company so that Holder is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.  Holder must bear the economic risk of this investment indefinitely unless this Note or the Conversion Shares are registered pursuant to the Securities Act, or an exemption from registration is available.  Holder understands that the Company has no present intention of registering the Notes or the Conversion Shares.  Holder also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Holder to transfer all or any portion of this Not or the Conversion Shares under the circumstances, in the amounts or at the times Holder might propose.

(b)            Acquisition for Own Account. Holder is acquiring this Note and the Conversion Shares for Holder's own account for investment only, and not with a view towards their distribution.

(c)            Holder Can Protect Its Interest.  Holder represents that by reason of its, or of its management, business or financial experience, Holder has the capacity to protect its own interests in connection with the transactions contemplated in this Note.

(d)            Accredited Investor.  Holder represents that he, she or it is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

(e)            Rule 144. Holder acknowledges and agrees that this Note and the Conversion Shares are "restricted securities" as defined in Rule 144 promulgated under the Securities Act as in effect from time to time and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Holder has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things:  the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

(f)            Residence. Holder resides in the state identified in the address of Holder set forth beneath Holder's signature on the signature page hereto.

(g)            Legend.  All certificates representing the Conversion Shares, if any, will have endorsed thereon a legend prohibiting transfer except in compliance with the Securities Act and applicable state securities laws.  Such certificates also will contain any additional legend required to be placed thereon by any applicable Blue Sky or other regulations.

9.           Secured Obligation.  The Company hereby grants to the Holder, as security for all present or future obligations or liabilities of any and all kinds of the Company to the Holder pursuant to this Note, whether due or to become due, absolute or contingent, joint and/or several, including interest accruing thereon before or after the commencement of any insolvency, bankruptcy or reorganization proceeding of the Company whether or not such interest is an allowable claim in any proceeding and irrespective of the discharge or release of the Company in such proceeding (all of which are referred to collectively as the "Obligations"), a security interest in and a lien upon all personal property and fixtures of the Company or in which the Company has an interest as more particulalry described in Schedule A hereto, wherever located and whether now or hereafter existing or now owned or hereafter acquired and whether or not subject to the Uniform Commercial Code (the "Code"), and also including all interest, dividends and other distributions thereon paid and payable in cash or in property, and all replacements and substitutions for, and all accessions and additions to, and all products and proceeds of, all of the foregoing (all of which are referred to as the "Collateral").  The security interest of the Holder on the Collateral shall rank pari passu with the security interest of all other Secured Holders, irrespective of dates of attachment or perfection of such security interests and the exercise of all rights and remedies of the Secured Holders as secured parties under the Code shall be by and at the direction of the Majority of Holders.

10.           No Waiver.  No delay or omission on the part of the Holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of the Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.

11.           Amendments in Writing.  Any term of this Note may be amended, modified (including, without limitation, any extension of the Maturity Date, to change the conversion price or to cause the Notes to be prepayable) or waived upon the written consent of the Company and a Majority of Holders; provided however, that, any such amendment or waiver must apply to all outstanding Notes; provided further, that, the Interest Rate, Section 3(b) hereof and Section 6 hereof may not be amended or waived without the written consent of Holder.  No such waiver or consent in any one instance shall be construed to be a continuing waiver or a waiver in any other instance unless it expressly so provides.  The Company shall promptly notify all Note holders of any such change or amendment.

12.           Waivers.  The Company hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

13.           Governing Law; Jurisdiction; Venue.  This Note, and all matters arising directly and indirectly herefrom (the "Covered Matters"), shall be governed in all respects by the laws of the State of New Jersey as such laws are applied to agreements between parties in New Jersey.  The Company irrevocably submits to the personal jurisdiction of the courts of the State of New Jersey and the United States District Court for the District of New Jersey for the purpose of any suit, action, proceeding or judgment relating to or arising out of the Covered Matters.  Service of process on the Company in connection with any such suit, action or proceeding may be served on the Company anywhere in the world by the same methods as are specified for the giving of notices under this Note.  The Company irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  The Company irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

14.           Costs.  If action is instituted to collect on this Note, the Company promises to pay all costs and expenses, including reasonable attorney's fees, incurred in connection with such action.

15.           Notices.  All notices and other communications given or made pursuant to this Note shall be in writing and shall be deemed effectively given:  (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Holder at the address set forth on the books and records of the Company or at such other place as may be designated by the Holder in writing to the Company, and to the Company at 1 Dewolf Road, Suite 208, Old Tappan, New Jersey 07675, Attention: Chief Executive Officer, [e-mail address], facsimile no. 201-784-2400, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 13.   If notice is given to the Company, a copy shall also be sent to Lowenstein Sandler, PC, 1251Avenue of the Americas, New York, New York 10020, Attention: Jason Teele, Esq.

16.           Successors and Assigns.  This Note shall be binding upon the successors or assigns of the Company and shall inure to the benefit of the successors and assigns of the Holder.

17.           Specific Performance.  The Company acnkowledges that any violation or breach of its obligations under this Note shall result in immediate and irreparable injury to the Holder for which a remedy at law would be inadequate.  Accordingly, in the event of any breach or threatened breach by the Company of its obligations under this Note, the Holder shall be entitled to have such court compel the Company to specifically perform its obligations under this Note.

18.           Waiver of Jury Trial.  THE BORROWER AND THE BANK WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY CONNECTED TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

19.           Restatement.  This Note amends, restates and replaces, with resepct to the indebtedness owed by the Company to the Holder, (i) the "New Leaf Brands, Inc. Term Sheet for Offering of Senior Secured Original Discount Notes" executed by the Holder on July 14, 2011 and (ii) the document entitled "New Leaf Brands Inc.'s Purchase Order & Working Capital Financing" relating to production slated for June 15, 2011, executed by the Holder, but undated (the "Existing Documents").  The principal amount of all advances outstanding under the Existing Documents on the date hereof, and all accrued and unpaid interest thereon, shall be deemed outstanding under this Note as of the date hereof and shall be owing hereunder by the Company.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name effective as of the date first above written.

NEW LEAF BRANDS, INC.

By:
Name: Eric Skae
Title: Chief Executive Officer

ACKNOWLEDGED AND AGREED
AS TO SECTION 8:

Address:

[Signature Page to Note]

Schedule A

Property specifically included as "Collateral" for purposes of this Note:

All personal property and fixtures of the Company whether presently existing or existing in the future or presently owned or acquired in the future by the Company and whether or not subject to the Uniform Commercial Code, including, but not limited to, all goods, money, instruments, accounts, farm products, inventory, equipment, documents, chattel paper, investment property, deposit accounts, supporting obligations and general intangibles, and all interest, dividends and other distributions thereon paid and payable in cash or property, and all replacements and substitutions for, all accessions and additions to, and all products and Proceeds of, all of the foregoing.

As used herein the term Proceeds is used as defined in the Uniform Commercial Code and, to the extent not otherwise included, shall also include, but not be limited to, (i) any and all proceeds of any insurance, causes and rights of action or settlements thereof, escrowed amounts or property, judicial and arbitration judgments and awards, payable to the Company from or in respect of any person from time to time; (ii) any and all payments (in any form whatsoever) made or due and payable to the Company from time to time in connection with the ownership of the collateral, including, without limitation, all dividends, interest and other amounts collected on or distributed on account of the collateral or in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the foregoing collateral by any governmental authority; (iii) all claims of the Company for losses or damages arising out of or relating to or for any breach of any agreements, covenants, representations or warranties or any default whether or not with respect to or under any of the foregoing collateral (without limiting any direct or independent rights of the Holder with respect to the collateral); and (iv) any and all other amounts from time to time paid or payable under or in connection with the foregoing collateral

A-1